UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|13

Annual report

Putnam VT Income Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

High current income consistent with what Putnam Investment Management, LLC believes to be prudent risk

Net asset value December 31, 2013

Class IA: $12.01	Class IB: $11.90

Total return at net asset value
			Barclays
			U.S. Aggregate
(as of 12/31/13)	Class IA shares*	Class IB shares†	Bond Index

1 year	2.13%	1.87%	–2.02%

5 years	93.56	90.86	24.27
Annualized	14.12	13.80	4.44

10 years	75.20	70.70	55.99
Annualized	5.77	5.49	4.55

Life	459.49	431.67	436.67
Annualized	6.87	6.66	6.72

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality

Aaa	34.3%

Aa	1.2%

A	8.8%

Baa	26.1%

Ba	5.7%

B	3.6%

Caa and below	5.1%

Not rated	0.4%

Cash and net other assets	14.8%

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT Income Fund 1

Report from your fund’s manager

What was the bond market environment during the 12 months ended December 31, 2013?

During the early months of the period, spread sectors — sectors that trade at a yield premium to U.S. Treasuries — benefited from a more favorable economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. In May, however, the market environment changed considerably, as concern about higher interest rates weighed on sentiment, leading investors to take profits.

After spiking in June, interest rates remained elevated until mid-September, due to uncertainty about when the Federal Reserve would begin the process of trimming its bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten. The rally was further fueled in October when President Obama signed a short-term bill that raised the U.S. debt ceiling and funded the government through mid-January 2014, to end the government shutdown.

At its December policy meeting, the Fed announced the first reduction in its bond-buying program, which was somewhat earlier than investors were anticipating. The central bank agreed to reduce its purchases by $10 billion per month beginning in January, citing improving labor market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.03% by year-end.

What strategies helped the fund’s relative performance during the past year?

As a group, our credit strategies were the biggest contributors versus the benchmark. An overweight allocation to investment-grade corporate bonds bolstered the fund’s performance, most notably our positions in securities issued by financial institutions. Our mortgage credit holdings — both commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] — also aided the fund’s relative return. Within CMBS, the fund benefited from solid security selection in subordinated “mezzanine” bonds, which offered higher yields at what we believed were acceptable risks. Our RMBS investments performed well during the period’s first half, driven by investors’ appetite for higher-yielding securities as well as by a strengthening U.S. housing market.

Elsewhere, our prepayment strategies, which we implemented with securities such as interest-only collateralized mortgage obligations [IO CMOs], aided performance. Higher interest rates reduced the refinancing opportunities for the mortgages underlying our CMO holdings, and the resulting slower prepayment speeds helped boost the securities’ values.

Our duration and yield-curve positioning was moderately helpful, as we generally took less interest-rate risk versus the benchmark during periods when rates were rising, while also positioning the portfolio for a steeper yield curve. Adverse results from some of our tactical duration adjustments partially offset the overall positive contribution from our term-structure strategy. Our defensive positioning worked well in December, as the Fed’s announcement that it would begin tapering its bond buying caused rates in the 5-year to 7-year portion of the curve to rise.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. In addition, we employed “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our CMO holdings. We also utilized total return swaps to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s market risk.

What is your outlook for the months ahead, and how are you positioning the fund?

As 2014 begins, we are focused on several key risks. First, the Fed is faced with a delicate balancing act as it seeks to communicate about further reductions in its bond-buying program without destabilizing the financial markets or the U.S. economy. This will bear watching as economic data are released in the coming months.

Second, the Fed believes the non-accelerating inflation rate of unemployment [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is around 5.6%. However, our research suggests, and some institutions share the opinion, that the NAIRU may be significantly higher than this, primarily because of various structural problems hampering the labor participation rate. Generally speaking, investors believe wage inflation could become problematic at higher levels of unemployment. As the unemployment rate moves downward, if wage inflation develops earlier than the Fed is anticipating, we could see the central bank reducing its stimulus efforts at a faster pace than the markets are currently forecasting.

Lastly, it is possible that economic growth in 2014 could be stronger than forecast, particularly during the second half of the year. If that occurs, real interest rates — prevailing interest rates minus the rate of inflation — which have been negative since 2008, could significantly rise. That said, we don’t believe rates are likely to rise so quickly that the shift will adversely affect the markets.

In terms of positioning, given the prospect of higher interest rates, we continue to de-emphasize interest-rate risk and will seek attractive opportunities for capitalizing on credit and liquidity spreads.

2 Putnam VT Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Brett S. Kozlowski, CFA®, and Kevin F. Murphy.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

A word about derivatives

Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position. Derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. Because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Putnam VT Income Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.07	$4.34	$3.06	$4.33

Ending value
(after expenses)	$1,027.40	$1,025.90	$1,022.18	$1,020.92

Annualized
expense ratio†	0.60%	0.85%	0.60%	0.85%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

4 Putnam VT Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Income Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2014

Putnam VT Income Fund 5

The fund’s portfolio 12/31/13

MORTGAGE-BACKED SECURITIES (44.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (23.9%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.934s, 2032	$47,783	$73,133
IFB Ser. 3408, Class EK, 25.123s, 2037	522,233	753,603
IFB Ser. 2976, Class LC, 23.809s, 2035	72,028	104,782
IFB Ser. 2979, Class AS, 23.662s, 2034	45,683	58,474
IFB Ser. 3072, Class SM, 23.186s, 2035	329,419	467,510
IFB Ser. 3065, Class DC, 19.36s, 2035	488,848	687,477
IFB Ser. 2990, Class LB, 16.52s, 2034	445,261	582,089
IFB Ser. 4105, Class HS, IO, 6.433s, 2042	1,248,410	304,986
IFB Ser. 3907, Class KS, IO, 6.383s, 2040	1,477,006	262,954
IFB Ser. 3708, Class SA, IO, 6.283s, 2040	2,788,998	515,239
IFB Ser. 4112, Class SC, IO, 5.983s, 2042	3,416,178	623,453
IFB Ser. 4105, Class LS, IO, 5.983s, 2041	1,363,580	262,326
IFB Ser. 4245, Class AS, IO, 5.833s, 2043	3,364,115	723,298
IFB Ser. 3852, Class NT, 5.833s, 2041	952,965	921,765
IFB Ser. 3752, Class PS, IO, 5.833s, 2040	2,013,258	330,114
IFB Ser. 310, Class S4, IO, 5.783s, 2043	916,682	221,929
IFB Ser. 311, Class S1, IO, 5.783s, 2043	8,054,883	1,711,687
IFB Ser. 314, Class AS, IO, 5.723s, 2043	2,423,179	516,471
Ser. 3632, Class CI, IO, 5s, 2038	95,265	9,241
Ser. 3626, Class DI, IO, 5s, 2037	29,334	679
Ser. 4132, Class IP, IO, 4 1/2s, 2042	3,793,686	743,360
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,442,384	313,574
Ser. 4018, Class DI, IO, 4 1/2s, 2041	1,672,241	313,913
Ser. 3747, Class HI, IO, 4 1/2s, 2037	420,991	48,205
Ser. 3707, Class PI, IO, 4 1/2s, 2025	1,350,356	127,730
Ser. 4116, Class MI, IO, 4s, 2042	3,135,601	672,900
Ser. 4122, Class AI, IO, 3 1/2s, 2042	3,133,239	477,819
Ser. 4141, Class PI, IO, 3s, 2042	2,617,667	371,813
Ser. 4158, Class TI, IO, 3s, 2042	6,540,540	896,512
Ser. 4165, Class TI, IO, 3s, 2042	7,794,326	1,099,779
Ser. 4176, Class DI, IO, 3s, 2042	5,853,596	811,718
Ser. 4183, Class MI, IO, 3s, 2042	2,499,796	350,221
Ser. T-56, Class A, IO, 0.524s, 2043	4,775,095	81,885
Ser. T-56, Class 1, IO, zero %, 2043	5,799,087	453
Ser. T-56, Class 2, IO, zero %, 2043	13,584,269	42,451
Ser. T-56, Class 3, IO, zero %, 2043	2,444,487	191
Ser. 3835, Class FO, PO, zero %, 2041	3,302,529	2,672,605
Ser. 3369, Class BO, PO, zero %, 2037	17,205	15,097
Ser. 3391, PO, zero %, 2037	98,000	80,411
Ser. 3300, PO, zero %, 2037	161,161	143,487
Ser. 3175, Class MO, PO, zero %, 2036	28,505	24,319
Ser. 3210, PO, zero %, 2036	65,600	58,545
FRB Ser. 3117, Class AF, zero %, 2036	9,476	8,872
FRB Ser. 3326, Class WF, zero %, 2035	10,720	9,166
FRB Ser. 3036, Class AS, zero %, 2035	3,184	3,153

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.912s, 2036	385,777	718,285
IFB Ser. 06-8, Class HP, 23.963s, 2036	420,054	638,298
IFB Ser. 05-45, Class DA, 23.816s, 2035	783,671	1,162,499
IFB Ser. 07-53, Class SP, 23.596s, 2037	286,819	417,999
IFB Ser. 05-122, Class SE, 22.524s, 2035	697,042	1,000,694
IFB Ser. 05-75, Class GS, 19.756s, 2035	358,102	473,962
IFB Ser. 05-106, Class JC, 19.614s, 2035	317,275	458,332
IFB Ser. 05-83, Class QP, 16.966s, 2034	96,174	124,079
IFB Ser. 11-4, Class CS, 12.571s, 2040	533,763	621,864
IFB Ser. 12-75, Class SK, IO, 6.485s, 2041	4,053,516	821,607
IFB Ser. 12-75, Class KS, IO, 6.385s, 2042	2,356,770	466,452
IFB Ser. 12-3, Class CS, IO, 6.385s, 2040	2,055,546	361,365

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 11-27, Class AS, IO, 6.315s, 2041	$2,484,974	$463,224
IFB Ser. 12-132, Class SB, IO, 6.035s, 2042	2,710,218	448,026
IFB Ser. 13-19, Class DS, IO, 6.035s, 2041	2,368,293	440,447
Ser. 06-10, Class GC, 6s, 2034	1,411,275	1,453,614
IFB Ser. 13-59, Class SC, IO, 5.985s, 2043	3,243,021	730,693
IFB Ser. 13-13, Class SA, IO, 5.985s, 2043	3,243,785	785,126
IFB Ser. 13-101, Class AS, IO, 5.785s, 2043	5,550,741	1,226,159
IFB Ser. 11-53, Class SY, IO, 5.785s, 2041	7,052,072	873,329
IFB Ser. 13-103, Class SK, IO, 5.755s, 2043	1,022,159	228,655
Ser. 13-101, Class SE, IO, 5.735s, 2043	2,975,940	719,880
IFB Ser. 13-102, Class SH, IO, 5.735s, 2043	3,026,739	639,853
IFB Ser. 13-136, Class SA, IO, 5.68s, 2044	7,940,000	1,617,537
Ser. 418, Class C24, IO, 4s, 2043	2,250,314	542,361
Ser. 12-124, Class UI, IO, 4s, 2042	6,843,051	1,347,397
Ser. 12-40, Class MI, IO, 4s, 2041	3,336,202	605,914
Ser. 418, Class C15, IO, 3 1/2s, 2043	4,613,068	1,070,736
Ser. 13-55, Class IK, IO, 3s, 2043	2,090,745	304,496
Ser. 13-55, Class PI, IO, 3s, 2042	3,721,396	488,433
Ser. 13-30, Class IP, IO, 3s, 2041	2,479,572	273,844
Ser. 13-23, Class LI, IO, 3s, 2041	2,609,205	285,734
Ser. 03-W10, Class 1, IO, 1.128s, 2043	3,067,818	97,667
Ser. 07-64, Class LO, PO, zero %, 2037	68,402	59,160
Ser. 372, Class 1, PO, zero %, 2036	88,078	81,472

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.772s, 2041	2,968,780	4,467,330
IFB Ser. 10-158, Class SD, 14 1/2s, 2040	855,000	975,666
IFB Ser. 11-70, Class WS, 9.366s, 2040	3,648,000	3,366,630
IFB Ser. 11-61, Class CS, IO, 6.513s, 2035	3,687,465	543,901
IFB Ser. 12-26, Class SP, IO, 6.483s, 2042	3,047,170	720,991
IFB Ser. 10-163, Class SI, IO, 6.463s, 2037	1,332,559	199,885
Ser. 10-9, Class XD, IO, 6.433s, 2040	8,791,578	1,578,704
IFB Ser. 10-109, Class SB, 6.433s, 2040	2,460,063	504,324
IFB Ser. 11-3, Class SG, IO, 6.383s, 2041	858,816	165,116
IFB Ser. 10-56, Class SC, IO, 6.333s, 2040	1,662,012	296,436
IFB Ser. 10-35, Class CS, IO, 6.303s, 2040	3,499,814	664,961
IFB Ser. 11-56, Class MI, IO, 6.283s, 2041	159,101	36,041
IFB Ser. 10-20, Class SE, IO, 6.083s, 2040	2,928,002	503,031
IFB Ser. 13-113, Class SL, IO, 6.063s, 2042	1,666,601	295,171
IFB Ser. 13-87, Class AS, IO, 6.033s, 2043	2,197,807	373,629
IFB Ser. 13-87, Class SA, IO, 6.033s, 2043	2,292,128	380,902
IFB Ser. 13-124, Class SC, IO, 6.033s, 2041	2,025,638	334,230
IFB Ser. 13-129, Class SN, IO, 5.983s, 2043	1,715,493	266,450
IFB Ser. 13-99, Class SL, IO, 5.983s, 2043	2,395,225	417,775
IFB Ser. 10-20, Class SC, IO, 5.983s, 2040	1,541,284	267,582
Ser. 13-149, Class MS, IO, 5.933s, 2039	2,936,846	468,045
IFB Ser. 13-129, Class SA, IO, 5.933s, 2043	1,147,425	185,080
IFB Ser. 11-146, Class AS, IO, 5.933s, 2041	1,824,373	359,173
IFB Ser. 11-94, Class SA, IO, 5.933s, 2041	3,206,772	560,223
IFB Ser. 11-128, Class TS, IO, 5.883s, 2041	6,030,106	1,233,157
IFB Ser. 10-158, Class SA, IO, 5.883s, 2040	930,095	161,930
IFB Ser. 10-151, Class SA, IO, 5.883s, 2040	923,459	160,830
IFB Ser. 10-120, Class SA, IO, 5.883s, 2040	2,192,112	383,532
IFB Ser. 11-13, Class SB, IO, 5.783s, 2041	1,453,030	250,474
IFB Ser. 11-70, Class SM, IO, 5.723s, 2041	1,760,000	426,483
IFB Ser. 10-31, Class SA, IO, 5.583s, 2040	2,468,111	406,496
IFB Ser. 10-37, Class SG, IO, 5.533s, 2040	3,568,253	564,926
IFB Ser. 10-42, Class SK, IO, 5.503s, 2040	1,724,908	256,666
Ser. 13-3, Class IT, IO, 5s, 2043	2,109,766	477,125
Ser. 11-116, Class IB, IO, 5s, 2040	2,887,694	299,911
Ser. 13-16, Class IB, IO, 5s, 2040	4,275,087	524,548

6 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-35, Class UI, IO, 5s, 2040	$2,376,177	$535,154
Ser. 10-9, Class UI, IO, 5s, 2040	16,565,809	3,677,953
Ser. 09-121, Class UI, IO, 5s, 2039	4,998,945	1,089,020
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	1,970,124	450,626
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	2,206,788	474,196
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	7,506,511	1,650,300
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	2,682,289	444,831
Ser. 12-56, Class IB, IO, 4s, 2042	4,073,686	938,158
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	2,327,777	379,521
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	2,915,192	513,074
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	5,418,454	751,648
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	2,177,192	350,746
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	2,125,470	381,989
Ser. 13-53, Class PI, IO, 3s, 2041	3,532,641	504,002
Ser. 13-23, Class IK, IO, 3s, 2037	1,721,895	312,025
Ser. 10-151, Class KO, PO, zero %, 2037	381,252	322,062
Ser. 06-36, Class OD, PO, zero %, 2036	8,621	7,471

Structured Asset Securities Corp. 144A IFB
Ser. 07-4, Class 1A3, IO, 6.007s, 2045	14,117,512	2,470,565

		78,879,277
Commercial mortgage-backed securities (14.2%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.633s, 2049	96,222	97,184
Ser. 06-6, Class A2, 5.309s, 2045	59,432	59,561
FRB Ser. 05-1, Class B, 5.29s, 2042	319,000	327,173
FRB Ser. 05-5, Class B, 5.223s, 2045	1,500,000	1,588,350
Ser. 07-1, Class XW, IO, 0.332s, 2049	4,104,103	37,159

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.813s, 2042	6,867,271	21,405
Ser. 04-5, Class XC, IO, 0.697s, 2041	15,701,980	68,068
Ser. 02-PB2, Class XC, IO, 0.414s, 2035	1,179,366	12
Ser. 07-5, Class XW, IO, 0.364s, 2051	11,520,451	106,875
Ser. 05-1, Class XW, IO, 0.038s, 2042	82,354,158	14,412

Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR9, Class C, 5.055s, 2042	372,000	351,652
Ser. 04-PR3I, Class X1, IO, 0.901s, 2041	625,518	2,195

Bear Stearns Commercial Mortgage Securities
Trust 144A
FRB Ser. 06-PW11, Class B, 5.439s, 2039	777,000	779,797
Ser. 06-PW14, Class X1, IO, 0.164s, 2038	7,988,234	137,557

CFCRE Commercial Mortgage Trust 144A FRB
Ser. 11-C2, Class D, 5.559s, 2047	847,000	868,853

Citigroup Commercial Mortgage Trust 144A FRB
Ser. 12-GC8, Class D, 4.878s, 2045	1,725,000	1,564,230

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0.378s, 2049	18,807,207	191,834
Ser. 07-CD4, Class XC, IO, 0.168s, 2049	54,541,356	490,872

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	810,000	840,942
Pass-Through Certificates Ser. 12-CR3, Class XA,
IO, 2.199s, 2045	3,264,579	387,832

COMM Mortgage Trust 144A
FRB Ser. 13-CR6, Class D, 4.176s, 2046	276,000	229,031
FRB Ser. 07-C9, Class AJFL, 0.86s, 2049	285,000	250,800

COMM Mortgage Trust 144A Pass-Through
Certificates Ser. 06-C8, Class XS, IO, 0.155s, 2046	24,286,794	324,923

Credit Suisse First Boston Commercial Mortgage
Trust Ser. 05-C5, Class C, 5.1s, 2038	349,000	357,336

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage
Securities Corp. Ser. 03-CPN1, Class E, 4.891s, 2035	$459,000	$459,000

Credit Suisse First Boston Mortgage
Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	548,154	602,969
Ser. 02-CP3, Class AX, IO, 1.23s, 2035	628,327	5,918

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2, 5.76s, 2039	1,119,670	1,120,565

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.071s, 2049	43,013,307	139,453

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,747,350	1,750,080

DLJ Commercial Mortgage Corp. 144A FRB
Ser. 98-CG1, Class B4, 7.172s, 2031	42,190	42,177

First Union National Bank Commercial Mortgage
144A Ser. 01-C3, Class K, 6.155s, 2033	260,441	260,441

First Union National Bank-Bank of America
Commercial Mortgage Trust 144A Ser. 01-C1,
Class 3, IO, 1.692s, 2033	301,850	2,282

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.917s, 2032	105,877	51,880

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.16s, 2045	101,841,819	250,707
Ser. 07-C1, Class XC, IO, 0.113s, 2049	57,520,463	305,031

GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 97-C1, Class X, IO, 1.303s, 2029	1,295,773	33,081
Ser. 05-C1, Class X1, IO, 0.599s, 2043	19,130,442	121,096

Greenwich Capital Commercial Funding Corp. FRB
Ser. 05-GG3, Class B, 4.894s, 2042	444,000	455,144

GS Mortgage Securities Trust
FRB Ser. 04-GG2, Class D, 5.639s, 2038	386,000	390,584
Ser. 06-GG8, Class AJ, 5.622s, 2039	206,000	201,754
Ser. 06-GG6, Class A2, 5.506s, 2038	98,033	98,401

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	56,704	56,987
FRB Ser. GC10, Class D, 4.415s, 2046	820,000	708,726
Ser. 06-GG6, Class XC, IO, 0.046s, 2038	39,498,953	45,661

JPMorgan Chase Commercial Mortgage
Securities Corp. Ser. 08-C2, Class ASB, 6 1/8s, 2051	473,653	507,531

JPMorgan Chase Commercial Mortgage
Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.071s, 2051	434,000	444,025
FRB Ser. 07-LD12, Class A3, 5.927s, 2051	1,036,104	1,045,401
FRB Ser. 06-LDP7, Class AJ, 5.863s, 2045	206,000	206,607
FRB Ser. 07-LD11, Class A2, 5.791s, 2049	2,211,771	2,211,771
FRB Ser. 04-CB9, Class B, 5.647s, 2041	593,000	609,723
FRB Ser. 06-CB14, Class A3B, 5.486s, 2044	39,972	40,001
FRB Ser. 04-CBX, Class B, 5.021s, 2037	280,000	284,168
FRB Ser. 13-C10, Class D, 4.161s, 2047	409,000	344,192
Ser. 06-LDP8, Class X, IO, 0.545s, 2045	23,579,815	310,971
Ser. 07-LDPX, Class X, IO, 0.3s, 2049	23,985,679	210,091

JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 10-C1, Class D, 6.312s, 2043	731,000	767,947
FRB Ser. 07-CB20, Class C, 6.171s, 2051	369,000	343,746
FRB Ser. 01-C1, Class H, 5.626s, 2035	403,287	406,836
FRB Ser. 11-C3, Class E, 5.541s, 2046	337,000	335,753
FRB Ser. 12-C8, Class D, 4.668s, 2045	1,190,000	1,133,598
FRB Ser. 12_LC9, Class D, 4.427s, 2047	706,000	653,616
Ser. 05-CB12, Class X1, IO, 0.343s, 2037	13,602,656	71,564
Ser. 06-LDP6, Class X1, IO, 0.078s, 2043	36,875,372	103,251

Putnam VT Income Fund 7

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	$67,436	$67,773
Ser. 99-C1, Class G, 6.41s, 2031	554,198	576,247
Ser. 98-C4, Class G, 5.6s, 2035	45,960	46,898
Ser. 98-C4, Class H, 5.6s, 2035	441,000	465,483

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	287,000	306,421
Ser. 06-C7, Class A2, 5.3s, 2038	672,496	697,944
FRB Ser. 05-C2, Class C, 5.204s, 2040	725,000	685,415
Ser. 07-C2, Class XW, IO, 0.538s, 2040	2,749,917	46,501

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	1,600,000	1,520,018
Ser. 06-C7, Class XCL, IO, 0.651s, 2038	33,094,044	553,299
Ser. 06-C7, Class XW, IO, 0.651s, 2038	17,673,119	299,400
Ser. 05-C2, Class XCL, IO, 0.348s, 2040	68,603,626	208,555
Ser. 05-C7, Class XCL, IO, 0.208s, 2040	46,123,610	166,276
Ser. 07-C2, Class XCL, IO, 0.13s, 2040	59,580,959	937,387

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.263s, 2051	443,000	473,567
FRB Ser. 07-C1, Class A3, 5.858s, 2050	205,249	211,167
FRB Ser. 05-LC1, Class D, 5.418s, 2044	600,000	616,901
FRB Ser. 05-CKI1, Class B, 5.28s, 2037	1,242,000	1,303,355

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.929s, 2039	5,652,424	23,130
Ser. 05-MCP1, Class XC, IO, 0.59s, 2043	18,980,600	128,081

Merrill Lynch/Countrywide Commercial Mortgage
Trust 144A Ser. 06-4, Class XC, IO, 0.194s, 2049	64,299,423	784,453

Merrill Lynch/Countrywide Financial Corp.
Commercial Mortgage Trust Ser. 06-4, Class AJ,
5.239s, 2049	308,000	292,600

Merrill Lynch/Countrywide Financial Corp.
Commercial Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147s, 2049	319,000	306,846

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.59s, 2037	219,815	9,342
Ser. 06-C4, Class X, IO, 6.104s, 2045	2,270,152	209,081
Ser. 05-C3, Class X, IO, 5.956s, 2044	919,663	77,528

Morgan Stanley Bank of America Merrill Lynch
Trust 144A Ser. 13-C10, Class D, 4.083s, 2046	447,000	369,924

Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	435,321	437,780
FRB Ser. 07-HQ12, Class A2, 5.597s, 2049	512,769	515,333
FRB Ser. 07-HQ12, Class A2FX, 5.597s, 2049	237,765	241,807
Ser. 12-C4, Class AS, 3.773s, 2045	2,741,000	2,751,964

Morgan Stanley ReREMIC Trust 144A FRB
Ser. 10-C30A, Class A3B, 5.246s, 2043	632,290	633,555

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	824,153	206,038

UBS-Barclays Commercial Mortgage Trust 144A FRB
Ser. 12-C3, Class D, 4.958s, 2049	688,000	611,822

Wachovia Bank Commercial Mortgage Trust
Ser. 05-C17, Class D, 5.396s, 2042	1,450,000	1,488,715
Ser. 06-C29, IO, 0.393s, 2048	28,853,969	321,433
Ser. 07-C34, IO, 0.337s, 2046	8,211,696	99,362

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 06-C26, Class XC, IO, 0.051s, 2045	12,023,817	21,883

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.248s, 2044	953,000	911,239
FRB Ser. 13-C17, Class D, 5.127s, 2046	470,000	427,113
FRB Ser. 12-C10, Class D, 4.46s, 2045	575,000	502,140

		46,784,558

MORTGAGE-BACKED SECURITIES (44.6%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (6.5%)
Citigroup Mortgage Loan Trust, Inc. 144a
Ser. 10-8, Class 1A2, 5 1/2s, 2036	$325,000	$320,125

Countrywide Asset Backed Certificates FRB
Ser. 05-AB1, Class A3, 0.765s, 2035	2,641,571	2,476,473

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	77,731	8

Harborview Mortgage Loan Trust FRB Ser. 05-9,
Class 2A1B, 0.537s, 2035	1,774,173	1,625,143

MortgageIT Trust FRB Ser. 05-1, Class 1M2,
0.755s, 2035	1,224,094	1,040,576

WAMU Mortgage Pass-Through Certificates
FRB Ser. 2004-AR13, Class A1B2, 0.678s, 2034	3,573,837	3,216,453
FRB Ser. 05-AR11, Class A1C3, 0.675s, 2045	879,405	747,495
FRB Ser. 05-AR19, Class A1C3, 0.665s, 2045	2,500,587	2,100,493
FRB Ser. 05-AR11, Class A1B2, 0.615s, 2045	668,887	575,243
FRB Ser. 05-AR13, Class A1C4, 0.595s, 2045	4,906,446	4,170,479
FRB Ser. 05-AR17, Class A1B2, 0.575s, 2045	2,395,464	2,042,133
FRB Ser. 05-AR11, Class A1B3, 0.565s, 2045	3,198,803	2,798,953
FRB Ser. 05-AR8, Class 2AC3, 0.555s, 2045	532,696	463,712

		21,577,286

Total mortgage-backed securities (cost $132,553,417)		$147,241,121

CORPORATE BONDS AND NOTES (32.5%)*	Principal amount	Value

Banking (5.7%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	$200,000	$214,416

Banco del Estado de Chile 144A sr. unsec.
notes 2s, 2017 (Chile)	150,000	147,710

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s,
2022 (Brazil)	635,000	608,986

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	525,000	693,935

Barclays Bank PLC 144A unsec. sub. notes 6.05s,
2017 (United Kingdom)	100,000	111,798

BBVA International Preferred SAU bank
guaranty jr. unsec. sub. FRN notes 5.919s,
perpetual maturity (Spain)	305,000	293,563

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 6.4s, 2017	455,000	531,481

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. notes 7 1/4s, 2018	715,000	856,120

BNP Paribas SA 144A jr. unsec. sub. FRN
notes 7.195s, 2049 (France)	100,000	103,250

BNP Paribas SA 144A jr. unsec. sub. FRN
notes 5.186s, perpetual maturity (France)	202,000	206,293

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	200,000	206,052

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	120,000	153,791

Citigroup, Inc. sr. unsec. sub. FRN notes 0.512s, 2016	812,000	798,829

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	400,000	441,000

Commonwealth Bank of Australia 144A sr. unsec.
notes 5s, 2019 (Australia)	75,000	83,597

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands bank guaranty unsec.
sub. notes 4 5/8s, 2023 (Netherlands)	250,000	251,554

Credit Suisse AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)	200,000	209,338

Credit Suisse Group AG 144A jr. unsec. sub. FRN
notes 7 1/2s, 2049 (Switzerland)	315,000	333,113

Fifth Third Bancorp jr. unsec. sub. FRB
bonds 5.1s, 2049	171,000	151,335

8 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Banking cont.
HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	$635,000	$718,266

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	1,300,000	1,339,000

HSBC USA Capital Trust I 144A jr. bank
guaranty unsec. notes 7.808s, 2026	310,000	313,875

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	1,135,000	1,177,067

JPMorgan Chase & Co. jr. unsec. sub. FRN
notes 7.9s, perpetual maturity	156,000	171,990

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	405,000	463,368

LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN
notes 8s, perpetual maturity (United Kingdom)	764,000	815,952

Lloyds Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020
(United Kingdom)	845,000	960,545

Merrill Lynch & Co., Inc. unsec. sub. FRN
notes 1.003s, 2026	100,000	86,032

Rabobank Nederland 144A jr. unsec. sub. FRN
notes 11s, perpetual maturity (Netherlands)	175,000	231,656

Royal Bank of Scotland Group PLC unsec.
sub. notes 6.1s, 2023 (United Kingdom)	432,000	441,107

Royal Bank of Scotland Group PLC unsec.
sub. notes 6s, 2023 (United Kingdom)	98,000	98,698

Royal Bank of Scotland PLC (The) unsec. sub. FRN
notes 9 1/2s, 2022 (United Kingdom)	515,000	602,550

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016	180,000	191,650

Santander Issuances SAU 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	800,000	828,479

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	50,000	50,051

Societe Generale SA 144A jr. unsec. sub. FRB
bonds 7 7/8s, 2023 (France)	260,000	261,950

Standard Chartered PLC 144A jr. sub. FRB
bonds 7.014s, 2049 (United Kingdom)	600,000	633,000

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB bonds 1.243s, 2037	1,525,000	1,154,592

Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038	1,110,000	1,381,163

Wells Fargo Bank, NA unsec. sub. FRN
notes 0.448s, 2016	400,000	396,262

		18,713,414
Basic materials (2.0%)
Ashland, Inc. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	155,000	147,638

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021
(Germany)	275,000	292,875

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	51,000	59,779

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	190,000	174,599

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	270,000	259,216

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	100,000	112,586

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	70,000	88,636

Georgia-Pacific, LLC 144A company
guaranty sr. notes 5.4s, 2020	110,000	122,903

International Paper Co. sr. unsec. notes 9 3/8s, 2019	234,000	306,554

International Paper Co. sr. unsec. notes 7.95s, 2018	492,000	597,628

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	485,000	557,804

Methanex Corp. sr. unsec. unsub. notes 3 1/4s,
2019 (Canada)	76,000	75,325

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Basic materials cont.
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	$245,000	$248,187

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	100,000	102,256

Packaging Corp. of America sr. unsec.
unsub. notes 4 1/2s, 2023	355,000	355,932

Packaging Corp. of America sr. unsec.
unsub. notes 3.9s, 2022	140,000	136,009

PPG Industries, Inc. sr. unsec.
unsub. debs. 7.4s, 2019	170,000	199,405

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.9s, 2022	294,000	301,818

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	33,000	34,784

Temple-Inland, Inc. sr. unsec.
unsub. notes 6 5/8s, 2018	230,000	262,989

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	85,000	92,810

Westvaco Corp. company guaranty sr. unsec.
unsub. notes 7.95s, 2031	1,040,000	1,206,687

Weyerhaeuser Co. sr. unsec. unsub.
notes 7 3/8s, 2032 R	365,000	446,634

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	15,000	14,497

Xstrata Finance Canada, Ltd. 144A
company guaranty sr. unsec. unsub. bonds
5.8s, 2016 (Canada)	305,000	336,039

		6,533,590
Capital goods (0.9%)
B/E Aerospace, Inc. sr. unsec.
unsub. notes 5 1/4s, 2022	310,000	313,875

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	110,000	102,850

Delphi Corp. company guaranty sr. unsec.
unsub. notes 5s, 2023	553,000	569,590

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	458,000	590,787

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	205,000	244,270

Republic Services, Inc. company
guaranty sr. unsec. notes 5.7s, 2041	90,000	96,318

Republic Services, Inc. company
guaranty sr. unsec. notes 3.8s, 2018	110,000	116,539

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	210,000	236,300

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	485,000	492,275

United Technologies Corp. sr. unsec.
unsub. notes 3.1s, 2022	95,000	92,889

		2,855,693
Communication services (2.8%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	505,000	582,059

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	100,000	93,610

CenturyLink, Inc. sr. unsec. unsub. notes Ser. G,
6 7/8s, 2028	450,000	414,000

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	205,000	239,113

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	635,000	666,194

Frontier Communications Corp. sr. unsec.
notes 8 1/2s, 2020	275,000	308,000

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	325,000	373,629

Putnam VT Income Fund 9

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Communication services cont.
Orange SA sr. unsec. unsub. notes 4 1/8s,
2021 (France)	$76,000	$76,943

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	633,000	690,070

Rogers Communications, Inc. company
guaranty notes 6.8s, 2018 (Canada)	295,000	352,205

Rogers Communications, Inc. company guaranty
sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	95,000	80,839

SBA Tower Trust 144A company
guaranty sr. notes 5.101s, 2017	950,000	1,018,187

SBA Tower Trust 144A notes 2.933s, 2017	175,000	177,694

SES SA 144A company guaranty sr. unsec.
notes 5.3s, 2043 (France)	245,000	227,341

TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	555,000	718,992

Telecom Italia Capital SA company guaranty
sr. unsec. unsub. notes 6.175s, 2014 (Italy)	49,000	50,103

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 5.462s, 2021 (Spain)	605,000	638,362

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 7.045s, 2036 (Spain)	75,000	83,751

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 3.192s, 2018 (Spain)	285,000	290,249

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	575,000	570,143

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2018	40,000	45,165

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	125,000	117,713

Time Warner Cable, Inc. sr. unsec. FRN
notes 8 3/4s, 2019	50,000	59,642

Time Warner Entertainment Co. LP company
guaranty sr. unsec. bonds 8 3/8s, 2033	40,000	43,579

Time Warner Entertainment Co., LP company
guaranty sr. unsec. bonds 8 3/8s, 2023	135,000	155,274

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	515,000	595,785

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	40,000	48,290

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	405,000	481,504

		9,198,436
Consumer cyclicals (2.3%)
21st Century Fox America, Inc. company
guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	230,000	290,629

21st Century Fox America, Inc. company
guaranty sr. unsec. debs. 7 3/4s, 2024	420,000	491,981

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	210,000	243,075

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	520,000	646,974

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	385,000	405,213

D.R. Horton, Inc. company guaranty sr. unsec. FRN
notes 5 3/4s, 2023	120,000	122,100

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	270,000	292,242

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	48,000	51,929

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	485,000	579,866

Ford Motor Credit Co., LLC sr. unsec.
notes 4.207s, 2016	350,000	372,938

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5 7/8s, 2021	245,000	277,759

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
General Motors Financial Co., Inc. 144A
sr. unsec. notes 3 1/4s, 2018	$175,000	$175,000

General Motors Financial Co., Inc. 144A
sr. unsec. notes 2 3/4s, 2016	250,000	253,125

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 3/8s, 2018	75,000	76,688

Grupo Televisa S.A.B. sr. unsec. bonds 6 5/8s,
2040 (Mexico)	180,000	191,149

Grupo Televisa S.A.B. sr. unsec. notes 6s,
2018 (Mexico)	172,000	191,577

Grupo Televisa S.A.B. sr. unsec. unsub. notes
6 5/8s, 2025 (Mexico)	100,000	111,927

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	325,000	430,976

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	78,000	84,928

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	37,000	38,571

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	175,000	159,809

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	275,000	301,125

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	125,000	127,813

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	75,000	85,108

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	105,000	121,328

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	70,000	66,993

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 3 7/8s, 2022	105,000	104,850

Marriott International, Inc. sr. unsec.
unsub. notes 3s, 2019	160,000	160,633

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	90,000	86,056

O’Reilly Automotive, Inc. company
guaranty sr. unsec. unsub. notes 3.85s, 2023	170,000	163,144

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	44,000	54,120

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	460,000	590,627

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	157,000	142,025

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4.45s, 2023	275,000	268,813

		7,761,091
Consumer finance (0.1%)
International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	260,000	281,450

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	108,000	111,780

		393,230
Consumer staples (2.1%)
Altria Group, Inc. company guaranty sr. unsec.
bonds 4s, 2024	242,000	237,286

Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	32,000	42,061

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	127,000	167,298

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	396,000	579,174

Bacardi, Ltd. 144A unsec. notes 4 1/2s,
2021 (Bermuda)	470,000	491,440

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	345,000	441,133

10 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Consumer staples cont.
Corrections Corp. of America company
guaranty sr. unsec. notes 4 1/8s, 2020 R	$75,000	$73,500

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	135,000	134,737

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	734,781	875,919

Delhaize Group company guaranty sr. unsec.
notes 4 1/8s, 2019 (Belgium)	102,000	104,860

Erac USA Finance, LLC 144A sr. unsec.
notes 4 1/2s, 2021	360,000	375,173

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037	155,000	183,431

Kerry Group Financial Services 144A company
guaranty sr. unsec. notes 3.2s, 2023 (Ireland)	387,000	350,417

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	411,000	481,894

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 5s, 2042	550,000	542,186

Kroger Co. (The) company guaranty sr. unsec.
unsub. notes 6.4s, 2017	200,000	229,148

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	220,000	267,772

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	345,000	417,047

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	145,000	162,882

SABMiller Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.95s, 2042	200,000	198,650

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	555,000	582,617

		6,938,625
Energy (2.4%)
Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. notes 5 7/8s, 2021	197,000	209,805

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	565,000	686,932

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	275,000	308,807

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 4.742s, 2021
(United Kingdom)	605,000	661,788

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 4 1/2s, 2020
(United Kingdom)	185,000	199,877

Continental Resources, Inc. company
guaranty sr. unsec. notes 4 1/2s, 2023	120,000	121,650

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	310,000	322,793

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	100,000	122,127

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	185,000	231,498

Lukoil International Finance BV 144A company
guaranty sr. unsec. notes 4.563s, 2023 (Russia)	280,000	263,153

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	150,000	183,975

Noble Corp. PLC company guaranty sr. unsec.
notes 6.05s, 2041	360,000	369,957

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	215,000	200,043

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	825,000	818,720

Petrohawk Energy Corp. company
guaranty sr. unsec. notes 7 1/4s, 2018	245,000	264,110

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	526,000	579,402

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	130,000	176,411

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Energy cont.
Ras Laffan Liquefied Natural Gas Co., Ltd. 144A
company guaranty sr. notes 5 1/2s, 2014 (Qatar)	$500,000	$516,250

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	50,000	56,413

Spectra Energy Capital, LLC sr. notes 8s, 2019	325,000	386,680

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	225,000	232,501

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	430,000	446,288

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019 (Bermuda)	210,000	269,821

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.8s, 2037	95,000	102,674

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.35s, 2017	115,000	130,009

Weatherford International, Ltd. company
guaranty notes 6 1/2s, 2036 (Bermuda)	90,000	93,869

		7,955,553
Financial (1.2%)
Associates Corp. of North America sr. unsec.
notes 6.95s, 2018	52,000	61,870

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	485,000	518,576

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.3s, 2043	545,000	487,735

CIT Group, Inc. company guaranty sr. notes 5s, 2023	100,000	96,250

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	565,000	610,200

General Electric Capital Corp. sr. unsec.
notes Ser. GMTN, 3.1s, 2023	5,000	4,744

General Electric Capital Corp. unsec.
sub. notes 5.3s, 2021	880,000	984,386

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 7 3/4s, 2016	350,000	357,000

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	465,000	464,729

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	218,000	231,898

		3,817,388
Health care (0.8%)
Actavis PLC sr. unsec. notes 4 5/8s, 2042	175,000	159,944

Actavis PLC sr. unsec. notes 3 1/4s, 2022	140,000	130,881

Actavis PLC sr. unsec. notes 1 7/8s, 2017	15,000	14,919

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	755,000	920,742

Coventry Health Care, Inc. sr. unsec.
notes 5.45s, 2021	420,000	466,390

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019	90,000	97,200

Fresenius Medical Care US Finance, Inc. 144A
company guaranty sr. notes 5 3/4s, 2021	277,000	293,620

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018	100,000	100,183

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	97,000	101,490

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	165,000	154,920

WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	195,000	180,222

		2,620,511
Insurance (3.9%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	545,000	670,312

Aflac, Inc. sr. unsec. notes 6.45s, 2040	237,000	278,854

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2068	266,000	321,860

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	1,065,000	913,749

AXA SA 144A jr. unsec. sub. FRN notes 6.463s,
perpetual maturity (France)	140,000	142,450

Putnam VT Income Fund 11

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Insurance cont.
AXA SA 144A jr. unsec. sub. FRN notes 6.379s,
perpetual maturity (France)	$400,000	$391,000

CNA Financial Corp. sr. unsec.
unsub. notes 5 3/4s, 2021	255,000	285,713

CNA Financial Corp. unsec. notes 6 1/2s, 2016	350,000	393,631

Five Corners Funding Trust 144A unsec.
bonds 4.419s, 2023	850,000	839,496

Genworth Financial, Inc. sr. unsec.
unsub. notes 7 5/8s, 2021	290,000	345,098

Hartford Financial Services Group, Inc. (The) jr.
unsec. sub. FRB bonds 8 1/8s, 2038	400,000	466,000

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	321,000	387,908

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. FRN notes 7s, 2037	220,000	226,600

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	540,000	550,771

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	755,000	1,081,962

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	1,500,000	1,721,250

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	85,000	87,338

Metropolitan Life Global Funding I 144A
notes 3.65s, 2018	130,000	136,823

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	260,000	271,522

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	205,000	251,457

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	515,000	499,148

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	42,000	43,138

Progressive Corp. (The) jr. unsec. sub. FRN
notes 6.7s, 2037	840,000	907,200

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5 5/8s, 2043	149,000	146,579

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5.2s, 2044	226,000	218,090

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	270,000	327,420

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	239,000	295,019

Travelers Property Casuality Corp. sr. unsec.
unsub. bonds 7 3/4s, 2026	255,000	325,114

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	410,000	441,041

		12,966,543
Investment banking/Brokerage (1.0%)
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	40,000	48,642

Goldman Sachs Group, Inc. (The) sr. unsec.
notes 6.15s, 2018	230,000	263,736

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	454,000	502,596

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. FRN notes 1.241s, 2047	2,137,000	1,538,640

Macquarie Bank, Ltd. 144A unsec.
sub. notes 6 5/8s, 2021 (Australia)	545,000	602,737

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	445,000	496,708

		3,453,059
Real estate (1.8%)
Camden Property Trust sr. unsec. notes
4 7/8s, 2023 R	965,000	1,006,386

CBL & Associates LP company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023 R	455,000	454,395

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	525,000	648,573

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Real estate cont.
Duke Realty LP company guaranty sr. unsec.
notes 6 3/4s, 2020 R	$120,000	$138,624

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	185,000	211,417

EPR Properties unsec. notes 5 1/4s, 2023 R	300,000	293,279

Health Care REIT, Inc. sr. unsec.
unsub. notes 3 3/4s, 2023 R	235,000	221,742

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	410,000	451,490

Mid-America Apartments LP sr. unsec.
notes 4.3s, 2023 R	170,000	165,805

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6 7/8s, 2021 R	355,000	379,850

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	125,000	117,730

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	120,772

SL Green Realty Corp./SL Green Operating
Partnership /Reckson Operating Partnership
sr. unsec. unsub. notes 5s, 2018 R	185,000	195,609

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	240,000	275,614

WEA Finance, LLC 144A company
guaranty sr. notes 7 1/8s, 2018	935,000	1,110,153

		5,791,439
Technology (0.3%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	485,000	407,176

Brocade Communications Systems, Inc. company
guaranty sr. notes 6 7/8s, 2020	155,000	166,238

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	281,000	286,971

SoftBank Corp. 144A sr. unsec. notes 4 1/2s,
2020 (Japan)	220,000	214,500

		1,074,885
Transportation (0.5%)
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5 3/4s, 2018	160,000	182,413

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2019	148,358	158,928

Delta Air Lines, Inc. sr. notes Ser. 1A, 6.2s, 2018	94,792	105,930

Kansas City Southern de Mexico SA de CV
sr. unsec. unsub. notes 2.35s, 2020 (Mexico)	41,000	38,163

Kansas City Southern Railway Co. (The) 144A
sr. unsec. notes 4.3s, 2043	74,000	64,544

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	210,000	222,354

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	269,384	308,108

Union Pacific Railroad Co. 2004 Pass Through
Trust 144A sr. bonds 5.214s, 2014	295,000	303,142

United AirLines, Inc. pass-through certificates
Ser. 07-A, 6.636s, 2022	207,700	223,537

		1,607,119
Utilities and power (4.7%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	255,000	266,435

Arizona Public Services Co. sr. unsec.
notes 4 1/2s, 2042	110,000	105,331

Beaver Valley Funding Corp. sr. bonds 9s, 2017	83,000	83,474

Boardwalk Pipelines LP company
guaranty sr. unsec. notes 5 7/8s, 2016	680,000	754,144

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	610,000	771,573

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	195,000	221,129

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	205,000	187,720

Duke Energy Carolinas, LLC sr. mtge.
notes 4 1/4s, 2041	215,000	203,069

12 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (32.5%)* cont.	Principal amount	Value

Utilities and power cont.
EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	$630,000	$675,518

El Paso Natural Gas Co., LLC sr. unsec.
unsub. bonds 8 3/8s, 2032	380,000	487,650

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	230,000	263,684

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	415,000	507,043

Electricite de France (EDF) 144A unsec. sub. FRN
notes 5 1/4s, perpetual maturity (France)	999,000	994,005

Enel Finance International SA 144A company
guaranty sr. unsec. notes 5 1/8s, 2019 (Netherlands)	280,000	298,942

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	285,000	306,457

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	145,000	152,243

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	330,000	310,783

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	58,000	54,065

Iberdrola International BV company guaranty
sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	170,000	184,642

ITC Holdings Corp. 144A notes 5 7/8s, 2016	450,000	498,003

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	140,000	156,339

Kansas Gas and Electric Co. bonds 5.647s, 2021	165,848	173,491

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	240,000	235,200

Korea Gas Corp. 144A sr. unsec.
unsub. notes 6 1/4s, 2042 (South Korea)	345,000	392,851

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	490,000	556,671

MidAmerican Energy Holdings Co. sr. unsec.
bonds 6 1/2s, 2037	185,000	214,885

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	175,000	211,054

Narragansett Electric Co. (The) 144A sr. unsec.
notes 4.17s, 2042	360,000	314,799

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	161,000	192,071

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	165,000	165,745

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	155,000	181,342

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	265,000	294,065

PacifiCorp sr. mtge. bonds 6 1/4s, 2037	205,000	244,415

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	450,000	492,664

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 3.4s, 2023	10,000	9,305

PPL WEM Holdings PLC 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)	945,000	1,004,811

Puget Sound Energy, Inc. jr. sub. FRN
notes Ser. A, 6.974s, 2067	610,000	624,488

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	105,000	121,400

Texas-New Mexico Power Co. 144A 1st mtge.
bonds Ser. A, 9 1/2s, 2019	415,000	526,178

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
notes 6.35s, 2067 (Canada)	915,000	939,899

West Penn Power Co. 144A sr. bonds 5.95s, 2017	395,000	445,269

Wisconsin Energy Corp. jr. unsec. sub. FRN
notes 6 1/4s, 2067	815,000	840,469

		15,663,321

Total corporate bonds and notes (cost $101,451,582)		$107,343,897

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (23.8%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (7.3%)
Government National Mortgage Association
Pass-Through Certificates
5s, TBA, January 1, 2044	$3,000,000		$3,251,716
4 1/2s, TBA, January 1, 2044		4,000,000	4,275,000
4s, TBA, January 1, 2044	13,000,000		13,528,125
3 1/2s, TBA, January 1, 2044		3,000,000	3,027,891

			24,082,732
U.S. Government Agency Mortgage Obligations (16.5%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
4s, with due dates from August 1, 2042 to
June 1, 2043		3,152,609	3,208,273

Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, January 1, 2044		2,000,000	2,220,623
5 1/2s, TBA, January 1, 2044		2,000,000	2,200,469
5s, March 1, 2038		69,431	75,389
4s, with due dates from June 1, 2042 to
November 1, 2042	18,853,733		19,227,834
4s, TBA, January 1, 2044		7,000,000	7,213,282
3 1/2s, TBA, January 1, 2044	11,000,000		10,936,407
3s, TBA, January 1, 2044	10,000,000		9,503,125

			54,585,402
Total U.S. government and agency mortgage
obligations (cost $80,857,422)			$78,668,134

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount		Value

U.S. Treasury Notes 2s, September 30, 2020		$132,000	$129,032

Total U.S. treasury obligations (cost $131,920)			$129,032

MUNICIPAL BONDS AND NOTES (0.5%)*	Principal amount		Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34		$350,000	$446,905

IL State G.O. Bonds
4.421s, 1/1/15		165,000	170,122
4.071s, 1/1/14		490,000	490,000

North TX, Thruway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49		285,000	340,014

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40		255,000	255,740

Total municipal bonds and notes (cost $1,547,343)			$1,702,781

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.1%)*	Principal amount		Value

Korea Development Bank sr. unsec.
unsub. notes 4s, 2016 (South Korea)		$400,000	$425,957

Total foreign government and agency bonds
and notes (cost $398,993)			$425,957

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.79625/3 month
USD-LIBOR-BBA/May-24	May-14/2.79625	$16,213,300	$56,909

Total purchased swap options outstanding (cost $184,021)			$56,909

Putnam VT Income Fund 13

SENIOR LOANS (—%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 5.488s, 2018	$49,860	$47,523

SunGard Data Systems, Inc. bank term loan FRN
1.916s, 2014	57	57

Total senior loans (cost $48,194)		$47,580

SHORT-TERM INVESTMENTS (14.9%)*	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield
of 0.15%, February 6, 2014	$298,000	$297,954

U.S. Treasury Bills with effective yields ranging
from 0.08% to 0.11%, August 21, 2014 § # ∆	5,100,000	5,097,710

U.S. Treasury Bills with an effective yield
of 0.10%, May 29, 2014 §	510,000	509,880

U.S. Treasury Bills with effective yields ranging
from 0.09% to 0.10%, April 30, 2014 §	3,014,000	3,013,467

Putnam Short Term Investment Fund 0.08% L	40,174,152	40,174,152

Total short-term investments (cost $49,091,957)		$49,093,163

Total investments (cost $366,264,849)		$384,708,574

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments
bp	Basis Points

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $330,295,335.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $128,423,353 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/13	contracts	Value	date	(depreciation)

U.S. Treasury Bond
30 yr (Long)	15	$1,924,688	Mar-14	$(32,138)

U.S. Treasury Bond Ultra
30 yr (Long)	43	5,858,750	Mar-14	(88,433)

U.S. Treasury Bond Ultra
30 yr (Short)	8	1,090,000	Mar-14	16,422

U.S. Treasury Note
2 yr (Long)	2	439,625	Mar-14	(910)

U.S. Treasury Note
5 yr (Long)	46	5,488,375	Mar-14	(70,525)

U.S. Treasury Note
5 yr (Short)	54	6,442,875	Mar-14	82,585

U.S. Treasury Note
10 yr (Long)	559	68,783,203	Mar-14	(1,295,220)

U.S. Treasury Note
10 yr (Short)	17	2,091,797	Mar-14	39,679

Total				$(1,348,540)

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/13 (premiums $178,347)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(1.5775)/3 month USD-LIBOR-BBA/
May-19	May-14/1.5775	$32,426,700	$43,776

Total			$43,776

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/13

Counterparty
Fixed right or obligation % to			Unrealized
receive or (pay)/Floating rate	Expiration	Contract	appreciation/
index/Maturity date	date/strike	amount	(depreciation)

JPMorgan Chase Bank N.A.
2.777/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-14/2.777	$16,213,300	$(130,355)

(1.60)/3 month USD-LIBOR-BBA/
May-19 (Written)	May-14/1.60	32,426,700	134,247

Total			$3,892

TBA SALE COMMITMENTS OUTSTANDING at 12/31/13 (proceeds receivable $9,198,281)
	Principal	Settlement
	amount	date	Value

Federal National Mortgage Association,
3 1/2s, January 1, 2044	$6,000,000	1/13/14	$5,965,313

Government National Mortgage
Association, 4s, January 1, 2044	3,000,000	1/21/14	3,121,875

Total			$9,087,188

14 Putnam VT Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/13
	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$17,294,200 E	$(194)	11/21/23	3 month USD-LIBOR-BBA	4.22125%	$(258,396)

24,557,800 E	(136)	11/21/18	2.1525%	3 month	295,294
				USD-LIBOR-BBA

785,000	(50)	9/25/23	3 month USD-LIBOR-BBA	2.92%	(1,853)

24,557,800 E	(198)	11/20/18	2.14%	3 month	300,881
				USD-LIBOR-BBA

17,294,200 E	(194)	11/20/23	3 month USD-LIBOR-BBA	4.255%	(233,838)

77,268,700 E	921,093	3/19/19	3 month USD-LIBOR-BBA	2.00%	677,696

19,018,800 E	(81,590)	3/19/16	3 month USD-LIBOR-BBA	0.75%	(19,779)

7,723,100 E	114,922	3/19/44	3 month USD-LIBOR-BBA	3.75%	(194,620)

77,430,300 E	1,191,022	3/19/24	3 month USD-LIBOR-BBA	3.25%	678,433

Total	$2,144,675				$1,243,818

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$413,137	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$1,508
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

698,771	—	1/12/41	4.50% (1 month	Synthetic TRS Index	5,902
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
1,007,392	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(2,116)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

654,908	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,981
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,487,558	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,938)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,024,207	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,869
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,799,529	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,439
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,761,862	—	1/12/41	4.00% (1 month	Synthetic TRS Index	28,335
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,500,441	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,518)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,719,222	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,107
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

211,440	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(664)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

490,468	—	1/12/41	5.00% (1 month	Synthetic MBX Index	937
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,118,011	—	1/12/41	4.50% (1 month	Synthetic TRS Index	17,889
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Putnam VT Income Fund 15

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$643,651	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$5,145
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,565,590	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(13,286)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,923,388	—	1/12/41	5.00% (1 month	Synthetic MBX Index	11,319
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,759,112	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(5,528)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

106,519	—	1/12/38	6.50% (1 month	Synthetic TRS Index	696
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

315,862	—	1/12/41	5.00% (1 month	Synthetic MBX Index	604
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

241,249	—	1/12/41	5.00% (1 month	Synthetic MBX Index	461
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,433,279	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,561
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,349,094	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,608)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,442,845	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,267
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

307,846	—	1/12/40	5.00% (1 month	Synthetic MBX Index	588
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,829,826	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(3,843)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

8,127,063	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,531
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,201,648	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,296
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

210,919	—	1/12/40	5.00% (1 month	Synthetic MBX Index	403
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

683,609	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,307
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

495,557	—	1/12/40	5.00% (1 month	Synthetic MBX Index	947
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,566,146	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(13,288)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,053,009	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(12,062)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

844,512	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,872)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

16 Putnam VT Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$422,200	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(2,436)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

422,200	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,436)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

590,723	—	1/12/41	4.50% (1 month	Synthetic TRS Index	4,989
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

847,427	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,889)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,200,822	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(12,696)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

847,427	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,889)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

694,503	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,327
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,767,414	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,219)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,083,889	—	1/12/38	6.50% (1 month	Synthetic TRS Index	7,085
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,691,939	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(9,760)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,081,483	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(11,618)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

504,212	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,204)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,409,011	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,364)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.
1,890,266	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,612
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,308,700	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,323
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,761,983	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(14,882)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,485,268	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(5,422)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,721,686	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(14,542)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Putnam VT Income Fund 17

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Credit Suisse International
$1,341,718	$—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	$(7,080)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,698,646	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(9,851)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

3,408,740	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(12,444)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,288,497	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(19,329)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,619,284	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(22,123)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,080,482	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(9,126)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

108,934	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(920)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,276,960	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	(5,262)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,500,343	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(16,117)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,056,525	—	1/12/41	4.00% (1 month	Synthetic TRS Index	7,507
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
1,353,470	—	1/12/38	6.50% (1 month	Synthetic TRS Index	8,847
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,044,153	—	1/12/38	6.50% (1 month	Synthetic TRS Index	6,825
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,747,587	—	1/12/39	6.00% (1 month	Synthetic TRS Index	29,957
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,311,508	—	1/12/38	6.50% (1 month	Synthetic TRS Index	8,573
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,624,721	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,914
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,624,721	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,914
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,599,911	—	1/12/41	4.50% (1 month	Synthetic TRS Index	13,513
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,937,377	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,625)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

727,824	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,737)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

18 Putnam VT Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$2,664,901	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$9,728
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,693,677	—	1/12/41	4.50% (1 month	Synthetic TRS Index	22,752
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,939,703	—	1/12/40	4.00% (1 month	Synthetic TRS Index	7,993
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

173,788	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,389
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,579,797	—	1/12/39	6.00% (1 month	Synthetic TRS Index	12,627
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,044,598	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,494)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,654,070	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,336)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,253,518	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,992)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

98,394	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(235)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

262,457	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(627)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

698,662	—	1/12/38	6.50% (1 month	Synthetic TRS Index	4,567
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,483,363	—	1/12/38	6.50% (1 month	Synthetic TRS Index	9,696
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,362,399	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,121
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,610,516	—	1/12/39	6.00% (1 month	Synthetic TRS Index	20,866
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,987,430	—	1/12/42	4.00% (1 month	Synthetic TRS Index	6,011
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,419,224	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,181
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

670,430	—	1/12/41	4.50% (1 month	Synthetic TRS Index	5,663
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
1,242,554	—	1/12/41	4.50% (1 month	Synthetic TRS Index	10,495
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Total	$—				$55,189

Putnam VT Income Fund 19

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/13
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$3,281	$48,000	5/11/63	300 bp	$2,517

CMBX NA BBB– Index	BBB–/P	6,388	106,000	5/11/63	300 bp	4,701

CMBX NA BBB– Index	BBB–/P	13,088	212,000	5/11/63	300 bp	9,713

CMBX NA BBB– Index	BBB–/P	12,483	219,000	5/11/63	300 bp	8,997

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	21,618	195,000	5/11/63	300 bp	18,514

Credit Suisse International
CMBX NA BBB– Index	BBB–/P	1,956	16,000	5/11/63	300 bp	1,701

CMBX NA BBB– Index	BBB–/P	10,475	108,000	5/11/63	300 bp	8,756

CMBX NA BBB– Index	BBB–/P	13,770	173,000	5/11/63	300 bp	11,017

CMBX NA BBB– Index	BBB–/P	13,884	174,000	5/11/63	300 bp	11,114

CMBX NA BBB– Index	BBB–/P	11,512	175,000	5/11/63	300 bp	8,727

CMBX NA BBB– Index	BBB–/P	13,627	176,000	5/11/63	300 bp	10,826

CMBX NA BBB– Index	BBB–/P	5,416	178,000	5/11/63	300 bp	2,583

CMBX NA BBB– Index	BBB–/P	3,136	178,000	5/11/63	300 bp	303

CMBX NA BBB– Index	BBB–/P	2,888	188,000	5/11/63	300 bp	(104)

CMBX NA BBB– Index	BBB–/P	2,403	207,000	5/11/63	300 bp	(891)

CMBX NA BBB– Index	BBB–/P	15,589	214,000	5/11/63	300 bp	12,183

CMBX NA BBB– Index	BBB–/P	24,292	215,000	5/11/63	300 bp	20,868

CMBX NA BBB– Index	BBB–/P	23,758	310,000	5/11/63	300 bp	18,824

CMBX NA BBB– Index	BBB–/P	14,240	347,000	5/11/63	300 bp	8,717

CMBX NA BBB– Index	BBB–/P	6,748	141,000	5/11/63	300 bp	4,504

CMBX NA BBB– Index	BBB–/P	7,647	177,000	5/11/63	300 bp	4,830

Total		$228,199				$168,400

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/13
					Fixed payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA IG Series 21 Index	BBB+/P	$(15,056)	$1,370,000	12/20/18	100 bp	$10,088

Total		$(15,056)				$10,088

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

20 Putnam VT Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$107,343,897	$—

Foreign government and agency bonds and notes	—	425,957	—

Mortgage-backed securities	—	147,241,121	—

Municipal bonds and notes	—	1,702,781	—

Purchased swap options outstanding	—	56,909	—

Senior loans	—	47,580	—

U.S. government and agency mortgage obligations	—	78,668,134	—

U.S. treasury obligations	—	129,032	—

Short-term investments	40,174,152	8,919,011	—

Totals by level	$40,174,152	$344,534,422	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(1,348,540)	$—	$—

Written swap options outstanding	—	(43,776)	—

Forward premium swap option contracts	—	3,892	—

TBA sale commitments	—	(9,087,188)	—

Interest rate swap contracts	—	(900,857)	—

Total return swap contracts	—	55,189	—

Credit default contracts	—	(34,655)	—

Totals by level	$(1,348,540)	$(10,007,395)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 21

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $326,090,697)	$344,534,422

Affiliated issuers (identified cost $40,174,152) (Notes 1 and 5)	40,174,152

Interest and other receivables	3,002,707

Receivable for shares of the fund sold	19,234

Receivable for investments sold	2,005,722

Receivable for sales of delayed delivery securities (Note 1)	9,211,948

Receivable for variation margin (Note 1)	323,441

Unrealized appreciation on forward premium swap option contracts (Note 1)	134,247

Unrealized appreciation on OTC swap contracts (Note 1)	520,962

Total assets	399,926,835

Liabilities

Payable to custodian	23,343

Payable for purchases of delayed delivery securities (Note 1)	58,881,666

Payable for shares of the fund repurchased	164,688

Payable for compensation of Manager (Note 2)	110,777

Payable for custodian fees (Note 2)	25,474

Payable for investor servicing fees (Note 2)	27,545

Payable for Trustee compensation and expenses (Note 2)	188,001

Payable for administrative services (Note 2)	2,166

Payable for distribution fees (Note 2)	27,044

Payable for variation margin (Note 1)	250,436

Unrealized depreciation on OTC swap contracts (Note 1)	297,373

Premium received on OTC swap contracts (Note 1)	228,199

Unrealized depreciation on forward premium swap option contracts (Note 1)	130,355

Written options outstanding, at value (premiums $178,347) (Notes 1 and 3)	43,776

TBA sale commitments, at value (proceeds receivable $9,198,281) (Note 1)	9,087,188

Other accrued expenses	143,469

Total liabilities	69,631,500

Net assets	$330,295,335

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$361,487,610

Undistributed net investment income (Note 1)	19,580,062

Accumulated net realized loss on investments (Note 1)	(69,594,573)

Net unrealized appreciation of investments	18,822,236

Total — Representing net assets applicable to capital shares outstanding	$330,295,335

Computation of net asset value Class IA

Net assets	$202,467,671

Number of shares outstanding	16,861,844

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$12.01

Computation of net asset value Class IB

Net assets	$127,827,664

Number of shares outstanding	10,742,853

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.90

The accompanying notes are an integral part of these financial statements.

22 Putnam VT Income Fund

Statement of operations
Year ended 12/31/13

Investment income

Interest (including interest income of $25,810 from investments in affiliated issuers) (Note 5)	$19,169,146

Total investment income	19,169,146

Expenses

Compensation of Manager (Note 2)	1,414,321

Investor servicing fees (Note 2)	354,271

Custodian fees (Note 2)	61,088

Trustee compensation and expenses (Note 2)	29,327

Distribution fees (Note 2)	338,556

Administrative services (Note 2)	9,437

Other	225,680

Total expenses	2,432,680

Expense reduction (Note 2)	(70)

Net expenses	2,432,610

Net investment income	16,736,536

Net realized gain on investments (Notes 1 and 3)	672,976

Net increase from payment by affiliate (Note 2)	3,101

Net realized gain on swap contracts (Note 1)	6,554,971

Net realized loss on futures contracts (Note 1)	(4,088,132)

Net realized gain on written options (Notes 1 and 3)	1,866,651

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	(14,905,366)

Net loss on investments	(9,895,799)

Net increase in net assets resulting from operations	$6,840,737

Statement of changes in net assets
	Year ended	Year ended
	12/31/13	12/31/12

Decrease in net assets

Operations:

Net investment income	$16,736,536	$15,275,424

Net realized gain (loss) on investments	5,009,567	(48,846,545)

Net unrealized appreciation (depreciation) of investments	(14,905,366)	74,041,976

Net increase in net assets resulting from operations	6,840,737	40,470,855

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(9,125,301)	(12,670,994)

Class IB	(5,281,075)	(7,695,007)

Decrease from capital share transactions (Note 4)	(42,099,746)	(33,061,393)

Total decrease in net assets	(49,665,385)	(12,956,539)

Net assets:

Beginning of year	379,960,720	392,917,259

End of year (including undistributed net investment income of $19,580,062 and $13,501,796, respectively)	$330,295,335	$379,960,720

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 23

Financial highlights (For a common share outstanding throughout the period)
					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

12/31/13	$12.24	.58	(.32)	.26	(.49)	(.49)	—	$12.01	2.13	$202,468.59		4.82	254

12/31/12	11.64	.48	.76	1.24	(.64)	(.64)	—	12.24	11.07	234,369.60		4.02	203

12/31/11	12.14	.54	.06	.60	(1.10)	(1.10)	— [f,g]	11.64	5.16	238,826.58		4.57	263

12/31/10	12.39	.88	.30	1.18	(1.43)	(1.43)	—	12.14	10.22	260,270	.59[h]	7.25	88

12/31/09	9.02	.79	3.23	4.02	(.65)	(.65)	—	12.39	47.22	270,438	1.16[i,j]	7.52i	278

Class IB

12/31/13	$12.13	.54	(.31)	.23	(.46)	(.46)	—	$11.90	1.87	$127,828.84		4.57	254

12/31/12	11.54	.44	.75	1.19	(.60)	(.60)	—	12.13	10.74	145,591.85		3.77	203

12/31/11	12.03	.51	.07	.58	(1.07)	(1.07)	—[f,g]	11.54	5.00	154,091.83		4.34	263

12/31/10	12.30	.84	.30	1.14	(1.41)	(1.41)	—	12.03	9.87	187,450	.84[h]	7.02	88

12/31/09	8.96	.76	3.19	3.95	(.61)	(.61)	—	12.30	46.65	199,218	1.41[i,j]	7.27i	278

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes TBA purchase and sale transactions.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Amount represents less than $0.01 per share.

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.21% of average net assets for the period ended December 31, 2009.

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.58% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

24 Putnam VT Income Fund

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do

Putnam VT Income Fund 25

not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with

26 Putnam VT Income Fund

the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $115,953 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $171,063 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $135,918.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2013, the fund had a capital loss carryover of $63,530,762 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$44,214,935	$3,609,925	$47,824,860	*

15,705,902	N/A	15,705,902	12/31/16

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,748,106 to increase undistributed net investment income, $894 to increase paid-in-capital and $3,749,000 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$17,006,225
Unrealized depreciation	(5,986,807)

Net unrealized appreciation	11,019,418
Undistributed ordinary income	19,819,825
Capital loss carryover	(63,530,762)

Cost for federal income tax purposes	$373,689,156

Putnam VT Income Fund 27

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 33.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Effective July 1, 2013, Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to July 1, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $3,101 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$218,800
Class IB	135,471

Total	$354,271

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $70 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $229, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$338,556

28 Putnam VT Income Fund

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $805,615,048 and $783,843,928, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,984,418 and $1,986,038, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$13,408,000	$258,104	$—	$—

Options opened	964,531,287	3,512,847	15	5,831

Options exercised	(78,596,300)	(327,638)	—	—

Options expired	—	—	(15)	(5,831)

Options closed	(834,489,587)	(3,264,966)	—	—

Written options outstanding at the
end of the reporting period	$64,853,400	$178,347	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	340,692	$4,088,756	476,971	$5,658,431	1,031,068	$12,222,881	860,420	$10,067,818

Shares issued in connection with
reinvestment of distributions	761,076	9,125,301	1,121,327	12,670,994	443,788	5,281,075	685,830	7,695,007

	1,101,768	13,214,057	1,598,298	18,329,425	1,474,856	17,503,956	1,546,250	17,762,825

Shares repurchased	(3,385,124)	(40,403,016)	(2,966,575)	(35,095,984)	(2,731,889)	(32,414,743)	(2,900,474)	(34,057,659)

Net decrease	(2,283,356)	$(27,188,959)	(1,368,277)	$(16,766,559)	(1,257,033)	$(14,910,787)	(1,354,224)	$(16,294,834)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$56,836,229	$27,381,975	$84,218,204	$8,670	$—

Putnam Short Term Investment Fund*	—	202,104,264	161,930,112	17,140	40,174,152

Totals	$56,836,229	$229,486,239	$246,148,316	$25,810	$40,174,152

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Putnam VT Income Fund 29

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	—*

Purchased swap option contracts (contract amount)	$135,700,000

Written futures contract option contracts (contract amount) (Note 3)	—*

Written swap option contracts (contract amount) (Note 3)	$80,700,000

Futures contracts (number of contracts)	900

OTC interest rate swap contracts (notional)	$274,600,000

Centrally cleared interest rate swap contracts (notional)	$167,400,000

OTC total return swap contracts (notional)	$218,800,000

OTC credit default contracts (notional)	$4,000,000

Centrally cleared credit default contracts (notional)	$4,600,000

*For the reporting period, the transaction volume was minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$25,144*	Unrealized depreciation	$59,799*

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	1,339,729*	Unrealized depreciation	3,516,912*

Total		$1,364,873		$3,576,711

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$214,358	$214,358

Interest rate contracts	(1,341,404)	(4,088,132)	6,340,613	911,077

Total	$(1,341,404)	$(4,088,132)	$6,554,971	$1,125,435

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$177,163	$177,163

Interest rate contracts	701,139	(900,918)	1,314,689	1,114,910

Total	$701,139	$(900,918)	$1,491,852	$1,292,073

30 Putnam VT Income Fund

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Putnam VT Income Fund 31

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Barclays Capital Inc.					Merrill Lynch, Pierce, Fenner & Smith,
	Bank of America N.A.	Barclays Bank PLC	(clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Inc.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$318,871	$—	$—	$—	$—	$—	$318,871

OTC Total return swap contracts*#	7,410	128,083	—	9,935	7,507	188,137	10,495	—	351,567

OTC Credit default swap contracts*#	—	—	—	—	—	—	—	—	—

Centrally cleared credit default
swap contracts§	—	—	867	—	—	—	—	—	867

Futures contracts§	—	—	—	—	—	—	—	3,703	3,703

Forward premium swap option contracts #	—	—	—	—	—	—	134,247	—	134,247

Purchased swap options** #	—	—	—	—	56,909	—	—	—	56,909

Total Assets	$7,410	$128,083	$319,738	$9,935	$64,416	$188,137	$144,742	$3,703	$866,164

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	118,858	—	—	—	—	—	118,858

OTC Total return swap contracts*#	—	140,234	—	34,846	102,252	19,046	—	—	296,378

OTC Credit default swap contracts*#	9,312	3,104	—	—	47,383	—	—	—	59,799

Centrally cleared credit default
swap contracts§	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	131,578	131,578

Forward premium swap option contracts #	—	—	—	—	—	—	130,355	—	130,355

Written swap options #	—	—	—	—	43,776	—	—	—	43,776

Total Liabilities	$9,312	$143,338	$118,858	$34,846	$193,411	$19,046	$130,355	$131,578	$780,744

Total Financial and Derivative Net Assets	$(1,902)	$(15,255)	$200,880	$(24,911)	$(128,995)	$169,091	$14,387	$(127,875)	$85,420

Total collateral received (pledged) ##†	$(1,902)	$—	$—	$—	$(89,946)	$115,953	$—	$—	$24,105

Net amount	$—	$(15,255)	$200,880	$(24,911)	$(39,049)	$53,138	$14,387	$(127,875)	$61,315

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

32 Putnam VT Income Fund	Putnam VT Income Fund 33

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G.  Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr.  Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André  Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of

34 Putnam VT Income Fund

the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees

Putnam VT Income Fund 35

and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Corporate Debt Funds A Rated) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

For the one-year and three-year periods ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 31, 31 and 26 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a

36 Putnam VT Income Fund

portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Putnam VT Income Fund 37

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

38 Putnam VT Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT Income Fund 39

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40 Putnam VT Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Income Fund 41

This report has been prepared for the shareholders		H512
of Putnam VT Income Fund.	285148	2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$94,831	$ —	$3,904	$ —
December 31, 2012	$146,842	$ —	$3,904	$797

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $153,904 and $256,813 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014